UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2005

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6670 SPRINGLAKE ROAD, KEYSTONE HEIGHTS, FLORIDA	32656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 352-473-6673

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - Change in Registrant’s Certifying Accountant.

On December 8, 2005, the Audit Committee of American Access Technologies, Inc. (the “Company”) dismissed the Company’s independent registered public accounting firm, Rachlin Cohen & Holtz LLP (“Rachlin”).

The reports of Rachlin on the financial statements of the Company as of and for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle; except that their reports on the Company’s financial statements as of and for each of the years ended December 31, 2004 and 2003 were modified to include an emphasis paragraph that notes that the Company is subject to certain risks and other matters.

During the fiscal years ended December 31, 2004 and 2003 and through December 8, 2005, there were no disagreements with Rachlin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rachlin, would have caused Rachlin to make reference thereto in its report on the Company’s financial statements for such years.

As described under Item 3 of the Company’s Form 10 QSB for the quarter ended September 30, 2005 (filed on November 15, 2005), Item 3 of the Company’s Form 10 QSB for the quarter ended June 30, 2005 (filed on August 15, 2005) and Item 8A of the Company’s Form 10 KSB/A for the year ended December 31, 2004 (filed on August 15, 2005), Rachlin advised the Company and the Company disclosed that it had a material weakness resulting from a deficiency in internal controls over the valuation and reporting of inventory, which resulted in a restatement of the Company’s December 31, 2004 financial statements.

A letter from Rachlin is attached hereto as Exhibit 16.1 indicating its agreement with the above disclosures.

The Company engaged Tedder, James, Worden & Associates, P.A. (“Tedder”) on December 14, 2005 as its new independent registered public accounting firm for its fiscal year December 31, 2005. During the two most recent fiscal years and the subsequent interim period to December 14, 2005, the Company did not consult with Tedder regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 4.01, there is furnished herewith as Exhibit 16.1, a letter from Rachlin Cohen & Holtz LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.
(Registrant)

Date: December 14, 2005	By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Rachlin Cohen & Holtz LLP dated December 14, 2005.